UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 30, 2022

LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

Michigan	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One La-Z-Boy Drive,	Monroe,	Michigan	48162-5138
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code (734) 242-1444

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LZB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

La-Z-Boy Incorporated 2022 Omnibus Incentive Plan

At the 2022 Annual Meeting of Shareholders of La-Z-Boy Incorporated (the “Company”) held on August 30, 2022 (the “Annual Meeting”), the Company’s shareholders approved the La-Z-Boy Incorporated 2022 Omnibus Incentive Plan (the “2022 Plan”), which previously had been approved by the Company’s Board of Directors (the “Board”) subject to shareholder approval. The 2022 Plan replaces the La-Z-Boy Incorporated 2017 Omnibus Incentive Plan (the “Prior Plan”) and is largely based on the Prior Plan, but with updates to the available shares and other administrative changes. The following paragraphs provide a summary of certain terms of the 2022 Plan.

Consistent with the Prior Plan, the 2022 Plan is intended to enhance the Company’s and its subsidiaries’ ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and its subsidiaries and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

Under the 2022 Plan, the Company may grant the following awards: (1) stock options in the form of incentive stock options and non-qualified stock options; (2) stock appreciation rights; (3) restricted stock and stock units; (4) unrestricted stock awards; (5) performance awards; (6) related dividend equivalent rights; and (7) Management Incentive Plan awards granted in the form of short-term cash awards. Subject to the terms and conditions of the 2022 Plan, the number of shares of Company common stock authorized for grants under the 2022 Plan is 2,775,000 shares, reduced by the number of shares subject to awards granted under the Prior Plan after April 30, 2022 and prior to the Annual Meeting. The 2022 Plan’s share limit will be reduced by the aggregate number of shares of Company common stock which become subject to outstanding awards under the 2022 Plan.

The foregoing description of the 2022 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2022 Plan, which is included as Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 20, 2022 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 30, 2022, the Board adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws, among other things:

•Eliminate the default date for the annual meeting of shareholders;

•Clarify that the Board, the Chair of the Board or the President may postpone or reschedule any special meeting of shareholders called by any of them at the request of shareholders in accordance with the Amended and Restated Bylaws and may postpone, reschedule or cancel any other special meeting of shareholders and any annual meeting of shareholders;

•Permit the presiding officer at any shareholder meeting to adjourn the meeting, whether or not a quorum is present;

•Clarify the powers of the presiding officer of shareholder meetings;

•Provide that the vote of a majority of the outstanding shares entitled to vote in an election of directors is required to remove a director (with or without cause);

•Contemplate the provision of the Company’s shareholder list in a virtual meeting context and make related clarifications pertaining to holding shareholder meetings virtually;

•Enhance procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submission of shareholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at shareholder meetings, including, without limitation, as follows:

◦Requiring that any proposed nominee agree to tender his or her resignation from the Board if (i) the Board or any Board committee determines that such proposed nominee at any time failed to comply in all material respects with the proposed nominee’s agreement provided in the nomination notice (pertaining to matters such as the proposed nominee’s voting commitments, compliance with Company policies and communications with the Company and its shareholders), (ii) the Board provides such proposed nominee notice of such determination and (iii) if such failure may be cured, such proposed nominee fails to cure such failure within ten business days after delivery of such notice;

◦Requiring additional disclosures from nominating or proposing shareholders, proposed nominees and other persons associated with nominating or proposing shareholders; and

◦Requiring that proposed nominees make themselves available for and submit to interviews by the Board or any Board committee within 10 days following the date of any reasonable request therefor from the Board or any Board committee;

•Add a requirement that any shareholder submitting a nomination notice make a representation as to whether such shareholder or any Shareholder Associated Person (as defined in the Amended and Restated Bylaws) intends to solicit proxies in support of the election of any director nominee proposed by such shareholder in accordance with Rule 14a-19 under the Exchange Act, an obligation to inform the Company of any change to such intent within two business days of such change and a requirement that if such shareholder or any Shareholder Associated Person has provided notice pursuant to Rule 14a-19(b) under the Exchange Act, such shareholder provide, no later than five business days prior to the applicable meeting, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied;

•Provide that the nomination of any director nominee proposed by a shareholder in a nomination notice shall be disregarded and no vote on the election of such proposed nominee shall occur (notwithstanding that proxies in respect of such vote may have been received by the Company) if, after such shareholder or any Shareholder Associated Person provides notice pursuant to Rule 14a-19(b) under the Exchange Act with respect to such proposed nominee, (i) such shareholder or Shareholder Associated Person either (A) notifies the Company that such shareholder or Shareholder Associated Person no longer intends to solicit proxies in support of the election of such proposed nominee in accordance with Rule 14a-19 under the Exchange Act or (B) fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) under the Exchange Act and (ii) no other nominating shareholder or Shareholder Associated Person that has provided notice pursuant to Rule 14a-19(b) under the Exchange Act with respect to such proposed nominee (A) intends to solicit proxies in support of the election of such proposed nominee in accordance with Rule 14a-19 under the Exchange Act and (B) has complied with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act;

•Clarify that the Board has the exclusive right to fix the size of the Board;

•Give the President, the Lead Director and any four members of the Board the power to call special meetings of the Board (whether or not the Chair is absent) and permit the calling of special meetings of the Board on less than one day’s notice if the person(s) calling the meeting deem(s) necessary or appropriate under the circumstances;

•Conform to Michigan law with respect to Board vacancies, such that shareholders, the Board or, if the directors remaining in office constitute fewer than a quorum of the Board, the affirmative vote of a majority of all the directors remaining in office may fill Board vacancies;

•Eliminate the requirement for a two-thirds vote of the full Board to remove officers;

•Remove the provisions relating to shareholder recommendations of director candidates;

•Eliminate the requirement for the Board to submit various reports at each annual meeting of shareholders;

•Eliminate the requirement that the Board make all nominations of director candidates at least 30 days prior to the date of any meeting of shareholders called for the election of directors;

•Clarify that the Chair of the Board and Lead Director positions are non-officer positions;

•Remove the requirement that the President be selected from among the members of the Board;

•Provide that the President may appoint and remove officers of the Company who are not “executive officers” as defined in Rule 3b-7 under the Exchange Act;

•Modify the duties of the Secretary to align with general practice;

•Clarify the term of officers of the Company, each officer’s right to resign and the procedure for filling officer vacancies;

•Clarify that mandatory indemnification applies to both current and former directors and officers of the Company and modify the procedures for determining whether indemnification is proper;

•Clarify the procedures for the waiver of notice by directors and shareholders;

•Establish the Circuit Courts of the State of Michigan as the exclusive forum for certain legal actions, including certain shareholder and intra-corporate disputes, and establish the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended; and

•Make various other updates (including to remove references to the declassification of the Board) and ministerial and conforming changes.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached to this Current Report on Form 8-K as Exhibit 3.1 and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 30, 2022, the Company held its 2022 Annual Meeting of Shareholders. Of the 43,393,527 shares of the Company’s common stock, $1.00 par value, eligible to vote at the Annual Meeting, 39,973,861 shares were present in person or represented by proxy. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

Proposal 1: Election of Directors. Each of the nine director nominees shown below was elected to serve an annual term until the 2023 annual meeting of shareholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal. The voting results were as follows:

Director Nominee	Shares Voted For	Shares Voted Withheld	Broker Non-Votes
Erika L. Alexander	36,521,565	566,171	2,886,125
Sarah M. Gallagher	35,891,538	1,196,198	2,886,125
James P. Hackett	36,023,134	1,064,602	2,886,125
Janet E. Kerr	35,771,954	1,315,782	2,886,125
Michael T. Lawton	36,432,197	655,539	2,886,125
W. Alan McCollough	35,766,988	1,320,748	2,886,125
Rebecca L. O’Grady	36,144,101	943,635	2,886,125
Lauren B. Peters	35,950,396	1,137,340	2,886,125
Melinda D. Whittington	36,748,850	338,886	2,886,125

Proposal 2: Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023 was ratified by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
38,655,067	1,293,703	25,091

Proposal 3: Approve, through a non-binding advisory vote, the compensation of the Company’s named executive officers. An advisory resolution approving the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved as follows:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
35,298,280	1,754,236	35,220	2,886,125

Proposal 4 : Approve the La-Z-Boy Incorporated 2022 Omnibus Incentive Plan. The La-Z-Boy Incorporated 2022 Omnibus Incentive Plan was approved as follows:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
34,969,764	2,033,778	84,194	2,886,125

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are furnished as part of this report:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of La-Z-Boy Incorporated, effective as of August 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA-Z-BOY INCORPORATED
(Registrant)

Date: August 31, 2022

BY: /s/ Raphael Z. Richmond
Raphael Z. Richmond Vice President, General Counsel and Chief Compliance Officer